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        EXHIBIT 10.35


                 PUTNAM FLEXIBLE 401(K) AND PROFIT SHARING PLAN

                            PlAN AGREEMENT #001

This is the Plan Agreement for a Putnam nonstandardized prototype 401(k) plan with optional profit sharing plan provisions. Please consult a tax or legal advisor and review the entire form before you sign it. If you fail to fill out this Putnam Plan Agreement properly, the Plan may be disqualified. By executing this Plan Agreement, the Employer establishes a 401(k)and profit sharing plan and trust upon the terms and conditions of Putnam Basic Plan Document #07, as supplemented and modified by the provisions elected by the Employer in this Plan Agreement. THIS PLAN AGREEMENT MUST BE ACCEPTED BY PUTNAM IN ORDER FOR THE EMPLOYER TO RECEIVE FUTURE AMENDMENTS TO THE PUTNAM FLEXIBLE 401(k) AND PROFIT SHARING PLAN.

                                   * * * * *

1.     Employer Information.  The Employer adopting this Plan is:

       A.     Employer Name:                       Sigmatron International, Inc.

       B.     Employer Identification Number:      36-3918470

       C.     Employer Address:                    2201 Landmeier Road
                                                   Elk Grove Village, IL 60007


       D.     SIC Code:                            3670

       E.     Employer Contact:    Name:  Linda K. Blake

                                   Title:       Chief Financial Officer

                                   Phone#:      847-640-4505

       F.     Fiscal Year:    May 1 through     April 30
                            (month/day)        (month/day)


       G.    Type of Entity (check one):

           _X_    Corporation   ____ Partnership   ____ Subchapter S Corporation


            ____ Sole proprietorship   ____ Other ________________


       H.   Plan Name:    Sigmatron International, Inc. 401(k) Retirement
                          Savings Plan

       I.   Plan Number: 00 1 (complete)
                         -- -

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2.      Plan Information.

        A.      Plan Year.  Check one:

                _____1)         The Calendar Year

                __x__(2) The Plan Year will be the same as the Fiscal Year of the Employer shown in 1.F. above. If the Fiscal Year of the Employer changes, the Plan Year will change accordingly.

                _____(3) The Plan Year will be the period of 12 months beginning on the first day of __________(month) and ending on the last day of _________(month)

                The Plan Year will also be your Plan's Limitation Year for purposes of the contribution limitation rules in Article 6 of the Plan.

B.      Effective Date of Adoption of Plan.

                (1)     Are you adopting this Plan to replace an existing plan?

                        __x__ (a) Yes                   _____(b) No

                (2) If you answered Yes in 2.B(1) above, the Effective Date of your adoption of this Replacement Plan will be the first day of the current Plan Year unless you elect a later date in (2)(b) below. Please complete the following:

                (a)_______________________May 1, 1990__________________________
                          Original Effective Date of the Plan you and Replacing

                        (b)_Date as of which Replacement Plan is adopted

______________________________________________________________________
                          Effective Date of this Replacement Plan

                (3) If you answered No in 2B(1) above, the Effective Date of your adoption of this Plan will be the day you select below (not before the first day of the current Plan Year, and not before the day your Business began):

                                (a) The Effective Date is:    _________________
                                                                month/day/year


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C.      Identifying Highly Compensated Employees.  Check either (1) or (2).

                ____(1)         The Plan will use the regular method under Plan
                                Section 2.58(a) for identifying Highly
                                Compensated Employees.

                                If you selected this option and your Plan Year is the calendar year, do you wish to make the regular method's "calendar year election" for identifying your Highly Compensated Employees?

                                ___(a) Yes               ___(b) No

                __X__(2) The Plan will use the simplified method under Plan Section 2.58(b) for identifying Highly Compensated Employees.

3. Eligibility for Plan Participation (Plan Section 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A, B, C and D below.

        A. Classes of Eligible Employees. The Plan will cover all employees who have met the age and service requirements with the following exclusions.

                ______(1)       No exclusion.  All job classifications will be
                                eligible.

                __X___(2)       The Plan will exclude employees in a unit of
                                Employees covered by a collective bargaining agreement with respect to which retirement benefits were the subject of good faith bargaining, with the exception of the following collective bargaining units, which will be included: _______________.

                __X___(3)       The Plan will exclude employees who are
                                non-resident aliens without U.S. source income.

                __X___(4)       Employees of the following Affiliated Employers
                                (specify):

                                Standard Components de Mexico___________________

                                ________________________________________________


                      (5)       Leased Employees
                ______

                ______(6)       Employees in the following other classes
                                (specify):
                                ________________________________________

                                ________________________________________



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     B.     Age Requirement (check and complete (1) or (2)):

            ___ (1)    No minimum age required for participation

           X___ (2)    Employees must reach age 21 (not over 21) to participate

     C.    Service Requirements

           (1)     Elective Deferrals.   To become eligible, an employee must
                                         complete (choose one):

                   ___ (a)               No minimum service required.

                   ___ (b)               One 6-month Eligibility Period

                   ___ (c)               One __-month Eligibility Period (must
                                         be less than 12)

                   _X_ (d)               One 12-month Eligibility Period


           (2)     Employer Matching Contributions.   To become eligible, an
                   employee must complete (choose one):

                   ___ (a)               No minimum service required.

                   ___ (b)               One 6-month Eligibility Period

                   ___ (c)               One ___-month Eligibility Period (must
                                         be less than 12)

                   _X_ (d)               One 12-month Eligibility Period


                   ___ (e) Two 12-month Eligibility Periods (may only be chosen if you adopt the vesting schedule under item 9.A(3)(a) to provide 100% full and immediate vesting of Employer Matching
                                         Contributions).

                   ___ (f) Not applicable. The Employer will not make Employer Matching Contributions.

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        3.  Profit Sharing Contributions.  To become eligible, an employee must complete (choose one):

            ___ (a)     No minimum service required.

            ___ (b)     One 6-month Eligibility Period

            ___ (c)     One ___-month Eligibility Period (must be less than 12)

            ___ (d)     One 12-month Eligibility Period

            ___ (e) Two 12-month Eligibility Periods (may only be chosen if you adopt the vesting schedule under item 9.A(3)(a) to provide for 100% full and immediate vesting of Profit Sharing Contributions).

            _X_ (f) Not applicable. The Employer will not make Profit Sharing Contributions.

        4. If the Employer acquires a business, the Eligibility Periods for an employee of the acquired business will be the periods selected in
            (1), (2) and (3) beginning on (check (a) or (b)):

            ___ (a) the date the employee began work with the acquired business.

            _X_ (b) the date of the acquisition (i.e., the date the employee begins work for the Employer).

        5.  Hours of Service for Eligibility Periods.

            (a) 6-Month Eligibility Period(s). To receive credit for a 6-month Eligibility Period, an employee must complete 6 months of service, during which he completes at least:

                 ___        (i) 500 Hours of Service

                 ___        (ii)___________ Hours of Service
                                (under 500)

            (b) 12-month Eligibility Period. To receive credit for a 12-month Eligibility Period, an employee must complete 12 months of service, during which he completes at least:

                 _X_        (i) 1,000 Hours of Service


                 ___        (ii)______________Hours of Service
                                (under 1,000)

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                (c)     Other Eligibility Period.  To receive credit for the
                        Eligibility Period selected in 3.C(1)(c), 3.C(2)(c) and/or 3.C(3)(c) above, an employee must complete during it at least:

                        _____   (i) __________ Hours of Service
                                    (under 1000)

(6) Method of Crediting Hours of Service For Eligibility and Vesting. Hours of Service will be credited to an employee by the following method (check one):

        __X__(a)                Actual hours for which an employee is paid

        _____(b) Any employee who has one actual paid hour in the following period will be credited with the number of Hours of Service indicated (check one):

                                _____(i)        Day (10 Hours of Service)

                                _____(ii)       Week (45 Hours of Service)

                                _____(iii)      Semi-monthly payroll period
                                                (95 Hours of Service)

                                _____(iv)       Month (190 Hours of Service)

(7) Entry Dates. Each employee in an eligible class who completes the age and service requirements specified above will begin to participate in the Plan on (check one):

        _____(a) The first day of the month in which he fulfills the requirements.

        __X__(b) The first of the following dates occurring after he fulfills the requirements (or, if earlier, the first day of the first Plan Year that begins after the date he fulfills the requirements)(check one):

                                __X__(i)        The first day of the month
                                                following the date he fulfills
                                                the requirements (monthly).

                                _____(ii)       The first day of the first,
                                                fourth, seventh and tenth
                                                months in a Plan Year
                                                (quarterly).

                                _____(iii)      The first day of the first
                                                month and the seventh month in
                                                a Plan Year (semiannually).

        _____(c)                Other: ________________________________________
                                (May be no later than (i) the first day of the Plan Year after which he fulfills the requirements, and (ii) the date six months after the date on which he fulfills the requirements, which ever occurs first.)

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        D.      (FOR NEW PLANS ONLY) Will all eligible Employees as of the
                Effective Date be required to meet the age and service requirements for participation specified in B and C above?

                ______(a)       Yes


                ______(b)       No.  Eligible Employees will be eligible to
                                become Participants as of the Effective Date even if they have not satisfied (check one or both):

                                _____(i)    the age requirement.


                                _____(ii)   the service requirement.


4.      Contributions.

        A. Elective Deferrals (Plan Section 5.2). Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. You must complete this part A.

                (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one):

                        ___X__(a)       15% of his Earnings


                        ______(b)        ____% of his Earnings not to exceed
                                        $____ (specify a dollar amount)
                        ______(c)       $____ (specify a dollar amount)

                (2) Will a Participant be required to make a minimum Elective Deferral in order to make Elective Deferrals under the Plan? (check one and complete as applicable)

                        ___X__(a)       No.


                        ______(b)       Yes.  The minimum Elective Deferral
                                        will be _____% of the Participant's
                                        Earnings.

                (3) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

                        __X___(a)       First business day of each month
                                        (monthly).

                        ______(b)       First business day of the first,
                                        fourth, seventh and tenth months of
                                        the Plan Year (quarterly).

                        ______(c)       First business day of the first and
                                        seventh months of the Plan Year
                                        (semiannually).

                        ______(d)       First business day of the Plan Year
                                        only (annually).

                        ______(e)       Other: ____________________________




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                (4)     Will Participants be permitted to make separate
                        Elective Deferrals of bonuses, even if bonuses have otherwise been excluded from Compensation for the purpose of Elective Deferrals under 7.A(1)?

                        ________(a) Yes      ___X___(b) No


        B. Employer Matching Contributions. (Plan Section 5.8). Complete this part B only if you will make Employer Matching Contributions under the Plan.


                (1) The Employer will contribute and will allocate to each Qualified Participant's Employee Matching Account an Employer Matching Contribution on the basis set forth below:

                        __X___(a)       Discretionary matching contributions.
                                        (The Employer may select this option in
                                        addition to option (b) if the Employer
                                        wishes to have the option to make
                                        discretionary matching contributions in
                                        addition to fixed matching
                                        contributions.)

                        __X___(b)       Fixed matching contributions.

                                        _____(i)   based on Elective Deferrals

                                               ____(A) ______% of Elective
                                                       Deferrals

                                               ____(B) ______% of Elective
                                                       Deferrals up to ____% of
                                                       Earnings.

                                               ____(C) _____% of Elective
                                                       Deferrals up to _____% of
                                                       Earnings and ___% of
                                                       Elective Deferrals over
                                                       that percentage of
                                                       Earnings and up to ____%
                                                       of Earnings.  (The third
                                                       percentage number must be
                                                       less than the first
                                                       percentage number.)

                                              __X__(D) 50% of Elective
                                                       Deferrals up to $300.00
                                                       of Elective Deferrals.

                                               ____(E) ___% of Elective
                                                       Deferrals up to $________
                                                       of Elective Deferrals and
                                                       ____% of Elective
                                                       Deferrals over that
                                                       dollar amount and up to
                                                       $_______ of Elective
                                                       Deferrals.  (The last
                                                       percentage must be less
                                                       than the first
                                                       percentage).

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                        _____(ii)     based on after-tax Participant
                                      Contributions:

                                _____(A)        ___% of Participant
                                                Contributions

                                _____(B)        ___% of Participant
                                                Contributions up to ___% of
                                                Earnings.

                                _____(C)        ___% of Participant
                                                Contributions up to ___% of
                                                Earnings and ___% of Participant
                                                Contributions over that
                                                percentage of Earnings and up
                                                to ___% of Participant
                                                Contributions.  (The third
                                                percentage must be less than
                                                the first percentage)
                                _____(D)        ___% of Participant
                                                Contributions up to $_______ of
                                                Participant Contributions.

                                _____(E)        ___% of Participant
                                                Contributions up to $__________
                                                of Participant Contributions
                                                and ___% of Participant
                                                Contributions over that dollar
                                                amount and up to $__________ of
                                                Participant Contributions.
                                                (The last percentage must be
                                                less than the first percentage).

(2) Qualified Participant. In order to receive an allocation of Employer Matching Contributions for a Plan Year, an Employee must be a Qualified Participant for that purpose. Select below either (a) alone, or any combination of (b), (c) and (d).

        _____(a) To be a Qualified Participant eligible to receive Employer Matching Contributions for a Plan Year, an Employee must (check (i) or (ii)):

                        _____(i) Either be employed on the last day of the Plan Year, complete more than 500 Hours of Service in the Plan Year, retire, die, or become disabled in the Plan Year.

                        _____(ii)       Either be employed on the last day of
                                        the Plan Year or complete more than 500
                                        Hours of Service in the Plan Year.

        Stop here if you checked (a).  If you did not check (a), check (b),
        (c), or (d) or any combination of (b), (c) and (d).

        To be a Qualified Participant eligible to receive Employer Matching Contributions for a Plan Year, an employee must:


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                _____(b)        Be credited with _____ (Choose 1, 501, or 1000)
                                Hours of Service in the Plan Year.

                __X__(c)        Be an Employee on the last day of the Plan Year.

                __X__(d) Retire, die, or become disabled during the Plan Year.

        (3) Will the Employer have the option of making all or any portion of its Employer Matching Contributions in Employer Stock?

                _____(a)   Yes          __X__(b)   No

C.      Profit Sharing Contributions. (Plan Sections 4.1 and 4.2)

        (1) Profit Limitation. Will Profit Sharing Contributions to the Plan be limited to the current and accumulated profits of your Business? Check one:

                _____(a)   Yes          _____(b)   No.

        (2) Amount. The Employer will contribute to the Plan for each Plan Year (check one):

                _____(a) An amount chosen by the Employer from year to year

                _____(b) ___% of the Earnings of all Qualified Participants for the Plan Year

                _____(c)        $___ for each Qualified Participant per
                                __________(enter time)

        (3)     Allocations to Participants

                (a) Allocation to Participants. Profit Sharing Contributions will be allocated:

                        _____(i)        Pro rata (percentage based on
                                        compensation)

                        _____(ii)       Uniform Dollar amount

                        _____(iii)      Integrated With Social Security
                                        (complete (b) and (c) below)

                (b) Integration with Social Security. (Complete only if you have elected in 4.C(3)(a) to integrate your Plan with Social Security.) Profit Sharing Contributions will be allocated to Qualified Participants as you check below:

                        _____(i) Profit Sharing Contributions will be allocated according to the Top-Heavy Integration Formula in Plan Section 4.2(c)(1) in every Plan Year, whether or not the Plan is top-heavy.


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                _____(ii)       Profit Sharing Contributions will be
                                allocated according to the Top-Heavy
                                Integration Formula in Plan Section
                                4.2(c)(1) only in Plan Years in which
                                the Plan is top-heavy.  In all other
                                Plan Years, contributions will be
                                allocated according to the Non-Top-
                                Heavy Integration Formula in Plan
                                Section 4.2(c)(2).

        (c) Integration Level. (Complete only if you have elected in 4.C(3)(a) to integrate your Plan with Social Security.) The Integration Level will be (check one):

                _____(i) The Social Security Wage Base in effect at the beginning of the Plan Year.

                _____(ii)       ___% (not more than 100%) of the Social Security
                                Wage Base in effect at the beginning of the Plan Year.

                _____(iii)      $______ (not more than the Social Security Wage
                                Base).

                                Note:  The Social Security Wage Base is
                                indexed annually to reflect increases in the cost of living.

(4) Qualified Participants. In order to receive an allocation of Profit Sharing Contributions for a Plan Year, an Employee must be a Qualified Participant for this purpose. Select below either (a) alone, or any combination of (b), (c), and (d).

        _____(a) To be a Qualified Participant eligible to receive an allocation of Profit Sharing Contributions for a Plan Year, an Employee must (check (i) or (ii)):

                        _____(i) Either be employed on the last day of the Plan Year, complete more than 500 Hours of Service in the Plan Year, retire, die, or become disabled in the Plan Year.

                        _____(ii)       Either be employed on the last day of
                                        the Plan Year or complete more than
                                        500 Hours of Service in the Plan Year.

        Stop here if you checked (a).  If you did not check (a), check (b),
        (c), and (d), or any combination of (b), (c), and (d).

        To be a Qualified Participant eligible to receive an allocation of Profit Sharing Contributions for a Plan Year, an Employee must:



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                _____(b)        Be credited with _____ (Choose 1, 501, or 1,000)
                                Hours of Service in the Plan Year.

                _____(c)        Be an Employee on the last day of the Plan Year.

                _____(d) Retire, die, or become disabled during the Plan Year.

D. Participant Contributions (Plan Section 4.6). Will your Plan allow Participants to make after-tax contributions?

                _____ (1)   Yes         __X__ (2)       No

E. Qualified Matching Contributions (Plan Section 2.61). Skip this part E if you will not make Qualified Matching Contributions.

        (1) Qualified Matching Contributions will be made with respect to (check one):

                _____(a)        Elective Deferrals made by all Qualified
                                Participants

                __X__(b) Elective Deferrals made only by Qualified Participants who are not Highly Compensated Participants

        (2) The amount of Qualified Matching Contributions made with respect to a Participant will be:

                _____(a)        discretionary

                __X__(b)        fixed (check and complete (i), (ii) or (iii))

                                _____(i)        ___% of Elective Deferrals

                                _____(ii)       ___% of Elective Deferrals that
                                                do not exceed ___% of Earnings

                                _____(iii)      ___% of Elective Deferrals that
                                                do not exceed $___.

F. Qualified Nonelective Contributions (Plan Section 2.62): Skip this part F if you will not make Qualified Nonelective Contributions.

        (1) Qualified Nonelective Contributions will be made on behalf of (check one):

                _____(a)        All Qualified Participants

                __X__(b) Only Qualified Participants who are not Highly Compensated Employees


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        (2)  The amount of Qualified Nonelective Contributions for a Plan Year
             will be (check one):

            ___ (a) ___% (not over 15%) of the Earnings of Participants on whose behalf Qualified Nonelective Contributions are made

            _X_ (b) An amount determined by the Employer from year to year, to be shared in proportion to their Earnings by Participants on whose behalf Qualified Nonelective Contributions are made

G.      Forfeitures

        (1) Employer Matching Contributions. Forfeitures of Employer Matching Contributions will be used as follows (check and complete (a) or (b)):

            _X_ (a) Applied to reduce the following contributions required of the Employer (check (i) and/or (ii)):

                     _X_ (i)    Employer Matching Contributions


                     ___ (ii)   Profit Sharing Contributions


            ___ (b)  Reallocated as follows (check (i) or (ii)):

                     ___ (i)    As additional Employer Matching Contributions

                     ___ (ii)   As additional Profit Sharing Contributions

        (2) Profit Sharing Contributions. Forfeitures of Profit Sharing Contributions will be used as follows (check (a) or (b)):

            ___ (a) Applied to reduce the following contributions required of the Employer (check (i) and/or (ii)):

                     ___ (i)    Profit Sharing Contributions

                     ___ (ii)   Employer Matching Contributions

            ___ (b)  Reallocated as additional Profit Sharing Contributions


5. Top-Heavy Minimum Contributions (Plan Section 14.3). Skip paragraphs A and B below if you do not maintain any other qualified plan in addition to this Plan.

        A. For any Plan Year in which the Plan is Top-Heavy, the Top-Heavy minimum contribution (or benefit) for Non-Key employees participating both in this Plan and another qualified plan maintained by the Employer will be provided in (check one):

                       ___ (1)  This Plan      ___ (2)  The other qualified plan

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
        B. If you maintain a defined benefit plan in addition to this Plan, and the Top-Heavy Ratio (as defined in Plan Section 14.2(c)) for the combined plans is between 60% and 90%, you may elect to provide an increased minimum allocation or benefit pursuant to Plan Section 14.4. Specify your election by completing the statement below:

                The Employer will provide an increased (specify contribution or benefit) _______________ in its (specify defined contribution or defined benefit) _______________ plan as permitted under Plan Section 14.4.

6. Other Plans. You must complete this section if you maintain or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant.

        The Plan and your other plan(s) combined will meet the contribution limitation rules in Article 6 of the Plan as you specify below:

        A. If a Participant in the Plan is covered under another qualified defined contribution plan maintained by your Business, other than a master or prototype plan (check one):

                        _____(1)        The provisions of Section 6.2 of the
                                Plan will apply as if the other plan were a master or prototoype plan.

                        _____(2)        The plans will limit total annual
                                additions to the maximum permissible amount, and will properly reduce any excess amounts, in the manner you describe below.

                                   __________________________________________

                                   __________________________________________

        B. If a Participant in the Plan is or has ever been a participant in a defined benefit plan maintained by your Business, the plans will meet the limits of Article 6 in the manner you describe below:

                ______________________________________________________________

                ______________________________________________________________

                If your Business has ever maintained a defined benefit plan, state below the interest rate and mortality table to be used in establishing the present value of any benefit under the defined benefit plan for purposes of computing the top-heavy ratio:

                                Interest rate:  %_______________

                                Mortality Table: _______________

7.      Compensation (Plan Section 2.8).

        A.      Amount.

                (1) Elective Deferrals and Employer Matching Contributions. Compensation for the purposes of determining the amount and allocation of Elective Deferrals and Employer Matching Contributions will be determined as follows (choose either (a) or (b), and (c) and/or (d) as applicable).

                        __X__(a) Compensation will include Form W-2 earnings as defined in Section 2.8 of the Plan.

                        _____(b) Compensation will include all compensation included in the definition of Code Section 415 Compensation in Plan
                                        Section 6.5(b) of the Plan.

                        _____(c) In addition to the amount provided in either (a) or (b) above, Compensation will also include any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

                        _____(d) Compensation will also exclude the following amount (choose each that applies):

                                        _____(i)        overtime pay

                                        _____(ii)       bonuses

                                        _____(iii)      commissions

                                        _____(iv)       other pay (describe):
                                                        _______________

                                        _____(v)        compensation in excess
                                                        of $_______________

                (2) Profit Sharing Contributions. Compensation for the purposes of determining the amount and allocation of Profit Sharing Contributions shall be determined as follows (choose either (a) or (b), and (c) and/or (d), as applicable).

                        _____(a) Compensation will include Form W-2 earnings as defined in Section 2.8 of the Plan.

                        _____(b) Compensation will include all compensation included in the definition of Code Section 415 Compensation in Section 6.5(b) of the Plan.


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
                   _____(c) In addition to the amount provided in either (a) or (b) above, compensation will also include any amounts withheld from the employee under a 401(k) plan, cafeteria plan, SARSEP, tax sheltered 403(b) arrangement, or Code Section 457 deferred compensation plan, and contributions described in Code Section 414(h)(2) that are picked up by a governmental employer.

                   _____(d) Compensation will also exclude the following amounts (choose each that applies):

                                  ______(i)     overtime pay

                                  ______(ii)    bonuses

                                  ______(iii)   commissions

                                  ______(iv)    other pay describe: ________

                                  ______(v)     compensation in excess of $____

                        Note: No exclusion under (d) may be selected if Profit Sharing Contributions will be integrated with Social Security under 4.C(3)(a)(iii). In addition, no exclusion under (d) will apply for purposes of determining the top-heavy minimum contribution if the Plan is top-heavy.

        B. Measuring Period. Compensation will be based on the Plan Year. However, for an Employee's initial year of participation in the Plan, Compensation will be recognized as of:

                _______ (1) the first day of the Plan Year.

                ___X___ (2) the date the Participant enters the Plan.

8.      Distributions and Withdrawals.

        A.      Retirement Distributions.

                (1) Normal Retirement Age (Plan Section 7.1). Normal retirement age will be the later of 65 (not over age 65) or _____ (not more than 5) years of participation in the Plan.

                (2)     Early Retirement (Plan Section 7.1).  Select one:

                        _____(a)    No early retirement will be permitted.


                        __X__(b)    Early retirement will be permitted at age
                                    55.

                        _____(c)    Early retirement will be permitted at age
                                    ___ with at least _____ Years of Service.

                (3) Annuities (Plan Section 9.3). Will your Plan permit distributions the form of a life annuity? You must check Yes if this Plan replaces or serves as a transferee plan for an existing Plan that permits distributions in a life annuity form.

                          __X___ (a) Yes          ______(b) No

        B. Hardship Distributions (Plan Section 12.2). Will your Plan permit hardship distributions?

                      _____(1)   No

                      __X__(2) Yes. Indicate below from which Accounts hardship withdrawals will be permitted (check all that apply):

                      __X__(a)  Elective Deferral Account

                      __X__(b)  Rollover Account

                      _____(c)  Employer Matching Account

                      _____(d) Employer Contribution Account (i.e. Profit Sharing Contributions)

        C. Withdrawals after Age 59 1/2 (Plan Section 12.3). Will your Plan permit employees over age 59 1/2 to withdraw amounts upon request? You must check Yes if this Plan replaces an existing Plan that permits withdrawals after age 59 1/2.

                ___X_ (1)    Yes        ______(2)    No

        D. Withdrawals following Five Years of Participation or Two Years after Contribution (Plan Section 12.4). Will your Plan permit employees to withdraw amounts from the vested portion of their Employer Matching Contribution Accounts and Employer Contribution Accounts (i.e., Profit Sharing Contributions) if either (i) the Participant has been a Participant for at least five years, or (ii) the amount withdrawn from each of these Accounts is limited to the amounts that were credited to that Account prior to the date two years before the withdrawal? You must check yes if this Plan replaces a Plan which permits withdrawals in these circumstances.

                _____(1)     Yes           __X__(2)     No


        E. Loans (Plan Section 12.5). Will your Plan permit loans to employees from the vested portion for their Accounts?

                __X__(1)     Yes           _____(2)     No

        F. Automatic Distribution of Small Accounts (Plan Section 9.1). Will your Plan automatically distribute vested account balances not exceeding $3,500, within 60 days after the end of the Plan Year in which a Participant separates from employment?

                __X__(1)     Yes           ____(2)     No

9.      Vesting (Plan Article 8).

        A. Time of Vesting (select (1) or (2) below and complete vesting schedule).

                __X__(1)        Single Vesting Schedule:

                        The vesting schedule selected below will apply to both Employer Matching Contributions and Profit Sharing Contributions.

                _____(2)        Dual Vesting Schedules:

                        The vesting schedule marked with an "MC" below will apply to Employer Matching Contributions and the vesting schedule marked with a "PS" below will apply to Profit Sharing Contributions.

                (3)     Vesting Schedules:

                        _____(a) 100% vesting immediately upon participation in the Plan.

                        _____(b)    Five-Year Graded Schedule:

                                    Vested Percentage   20%  40%  60%  80%  100%
                                                        ---  ---  ---  ---  ----
                                    Years of Service     1    2    3    4    5

                        _____(c)    Seven-Year Graded Schedule:

                                    Vested Percentage   20%  40%  60%  80%  100%
                                                        ---  ---  ---  ---  ----
                                    Years of Service     3    4    5    6    7

                        _____(d)    Six-Year Graded Schedule:

                                    Vested Percentage   20%  40%  60%  80%  100%
                                                        ---  ---  ---  ---  ----
                                    Years of Service     2    3    4    5    6

                        _____(e)    Three-Year Cliff Schedule:

                                    Vested Percentage    0%  100%
                                                        ---  ----
                                    Years of Service     0-2   3

                        _____(f)    Five-Year Cliff Schedule:

                                    Vested Percentage    0%  100%
                                                        ---  ----
                                    Years of Service    0-4   5

                __X__(g) Other Schedule (must be at least as favorable as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                                (i)  Vested Percentage   100%    %   %   %   %
                                                         ---   --  --  --  --

                                (ii) Years of Service     1
                                                         ---   --  --  --  --

        (4)     Top-Heavy Schedule:

                (a) If you selected above an "Other Schedule," specify in the space below the schedule that will apply in Plan Years that the Plan is top-heavy. The schedule you specify must be at least as favorable to employees, at all years of service, as either the Six-Year
                        Graded Schedule or the Three-Year Cliff Schedule. The top-heavy vesting schedule will be:

                        _____(i)        the same "Other Schedule" selected
                                        above

                        _____(ii)       the following schedule

                                Vested Percentage     __%  __%  __%  __%  __%

                                Years of Service      __   __   __   __   __

                        _____(iii)      Six-Year Graded Schedule

                        _____(iv)       Three-Year Cliff Schedule

                (b) If the Plan becomes top-heavy in a Plan Year, will the top-heavy vesting schedule apply for all subsequent Plan Years?

                        _____ (i)   Yes         _____ (ii)   No

B.      Service for Vesting (select (1) or (2)).

        __X__ (1)       All of an employee's service will be used to determine
                        his Years of Service for purposes of vesting

        _____ (2)       An employee's Years of Service for vesting will include
                        all years except (check all that apply):

                        ___     (a) (New plan) service before the effective
                                    date of the plan

                        ___     (b) (Existing plan) service before the effective
                                    date of the existing plan

                        ___     (c) Service before the Plan Year in which an
                                    employee reached age 18

                        ___     (d) Service for a business acquired by the
                                    Employer, before the date of acquisition

        C. Hours of Service for Vesting. The number of Hours of Service required for crediting a Year of Service for vesting will be (check one):

                __x__(1)        1,000 Hours of Service

                _____(2)        ____________Hours of Service
                                  (under 1,000)

                Hours of Service for vesting will be credited according to the method selected under 3.C(6).


        D. Year of Service Measuring Period for Vesting (Plan Section 2.52). The periods of 12 months used for measuring Years of Service will be (check one):


                __x__(1)        Plan Years

                _____(2)        12-month Eligibility Periods


        Note: If you are adopting this Plan to replace an existing plan, employees will be credited under this Plan with all service credited to them under the plan you are replacing.

10.     Investments (Plan Section 13.2 and 13.3).

        A. Available Investment Products (Plan Section 13.2). The investment options available under the Plan are identified in the Service Agreement or such other written instructions between the Employer and Putnam, as the case may be. All Investment Products must be sponsored, underwritten, managed or expressly agreed to in writing by Putnam. If there is any amount in the Trust Fund for which no instructions or unclear instructions are delivered, it will be invested in the default option selected by the Employer in its Service Agreement with Putnam, or such other written instructions as the case may be, until instructions are received in good order, and the Employer will be deemed to have selected the option indicated in its Service Agreement, or such other written instructions as the case may be, as an available Investment Product for that purpose.

        B. Instructions (Plan Section 13.3). Investment instructions for amounts held under the Plan generally will be given by each Participant for his own Accounts and delivered to Putnam as indicated in the Service Agreement between Putnam and the Employer. Check below only if the Employer will make investment decisions under the Plan with respect to the following contributions made to the Plan. (Check all applicable options.)

                        ____  (1)       The Employer will make all investment
                                        decisions with respect to all employee
                                        contributions, including Elective
                                        Deferrals, Participant Contributions,
                                        Deductible Employee Contributions and
                                        Rollover Contributions.

                        ____  (2)       The Employer will make all investment
                                        decisions with respect to all Employer
                                        contributions, including Profit Sharing
                                        Contributions, Employer Matching
                                        Contributions, Qualified Matching
                                        Contributions and Qualified Nonelective
                                        Contributions.

                ___  (3)  The Employer will make investment  decisions with respect to Employer Matching Contributions and Qualified Matching Contributions.

                ___  (4)  The Employer will make investment decisions with respect to Qualified Nonelective Contributions.

                ___  (5)  The Employer will make investment decisions with respect to Profit Sharing Contributions.

                ___  (6)  Other (Describe.  An Employer may elect to make
                          investment decisions with respect to a specified portion of a specific type of contribution to the
                          Plan)

                          _________________________________________________

                          _________________________________________________


C.      Changes.  Investment instructions may be changed (check one):

                _X_  (1)  on any Valuation Date (daily)


                ___  (2)  on the first day of any month (monthly)

                ___  (3)  on the first day of the first, fourth, seventh and tenth months in a Plan Year (quarterly)

D. Employer Stock. (Skip this paragraph if you did not designate Employer Stock as an investment under the Service Agreement.)

        (1)     Voting.  Employer Stock will be voted as follows:

                ___  (a)  In accordance with the Employer's instructions.

                ___  (b)  In accordance with the Participant's instructions.
                          Participants are hereby appointed named fiduciaries for the purpose of the voting of Employer Stock in accordance with Plan Section 13.8.

        (2)     Tendering. Employer stock will be tendered as follows:

                ___  (a)  In accordance with the Employer's instructions.

                ___  (b)  In accordance with the Participant's instructions.
                          Participants are hereby appointed named fiduciaries for the purpose of the tendering of Employer Stock in accordance with Plan Section 13.8.

11.     Administration

        A. Plan Administrator (Plan Section 15.1). You may appoint a person or a committee to serve as Plan Administrator. If you do not appoint a Plan Administrator, the Plan provides that the Employer will be the Plan Administrator.

                The initial Plan Administrator will be (check one):

                ____ This person:___________________________________________

                __x__A committee composed of these people:

                            Linda K. Blake
                            Gary R. Fairhead

        B. Recordkeeper (Plan Section 15.4). Unless Putnam expressly permits otherwise, you must appoint Putnam as Recordkeeper to perform certain routine services determined upon execution of a written Service Agreement between Putnam and the Employer.

                The initial Record keeper will be:

                Putnam Fiduciary Trust Company
                (Name)
                Putnam Retail (k) B-2-B
                859 Willard St.
                Quincy, MA 02269-9110
                (Address)

12. Determination Letter Required. You may not rely on an opinion letter issued to Putnam by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to qualification of the Plan, you must receive a determination letter from the appropriate Key District Office of Internal Revenue. Putnam will prepare an application for such a letter upon your request at a fee agreed upon by the parties.

        Putnam will inform you of all amendments it makes to the prototype plan. If Putnam ever discontinues or abandons the prototype plan, Putnam will inform you. This Plan Agreement #001 may be used only in conjunction with Putnam's Basic Plan Document #07.


                                   * * * * *

  If you have any questions regarding this Plan Agreement, contact Putnam at:

                       Putnam Defined Contribution Plans
                              One Putnam Place B2B
                               859 Willard Street
                                Quincy, MA 02269
                             Phone: 1-800-752-5766

                                  * * * * *

                        EMPLOYER'S ADOPTION OF PUTNAM
                   FLEXIBLE 401(k) AND PROFIT SHARING PLAN


The Employer named below hereby adopts a PUTNAM FLEXIBLE 401(k) AND PROFIT SHARING PLAN, and appoints Putnam Fiduciary Trust Company to serve as Trustee of the Plan. The Employer acknowledges that it has received copies of the current prospectus for each Investment Product available under the Plan, and represents that it will deliver copies of the then current prospectus for each such Investment Product to each Participant before each occasion on which the Participant makes an investment instruction as to his Account. The Employer further acknowledges that the Plan will be acknowledged by Putnam as a Putnam Flexible 401(k) and Profit Sharing Plan only upon Putnam's acceptance of this Plan Agreement.


Investment Options

The Employer hereby elects the following as the investment options available under the Plan:

                        New Opportunity Fund
                        Overseas Growth Fund
                        Voyager Fund
                        George Putnam Fund of Boston
                        Income Fund
                        Putnam Money Market Fund

The following investment option shall be the default option: Putnam Money Market Fund
(select the default option from among the investment options listed above).


Employer signature(s) to adopt Plan:            Date of signature:


Gary R. Fairhead                                  3/22/96
- ----------------------                          -----------

Linda K. Blake                                    3/22/96
- ----------------------                          -----------


Please print name(s) of authorized person(s) signing above:

Gary R. Fairhead
- ----------------------

Linda K. Blake
- ----------------------

A new Plan must be signed by the last day of the Plan Year in which the Plan is to be effective.